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                                                                   EXHIBIT 10.36

                   TURNKEY HOSPITAL AGREEMENT FOR ZHONGSHAN
                 ---------------------------------------------
                HOSPITAL AFFILIATED TO MEDICAL CENTER OF FUDAN
                 ----------------------------------------------
                             UNIVERSITY, SHANGHAI
                             --------------------

                            AS AMENDED JULY 6, 2000
                            -----------------------
                 WITH SIGNATURES EFFECTIVE FROM JUNE 30, 2000
                 --------------------------------------------


THIS AGREEMENT IS MADE BY AND ENTERED INTO BETWEEN ZHONGSHAN HOSPITAL AFFILIATED TO MEDICAL CENTER OF FUDAN UNIVERSITY (HEREINAFTER REFERRED TO AS PARTY A) AND NEUROTECH DEVELOPMENT CORPORATION (HEREINAFTER REFERRED TO AS PARTY B).

PARTY A:

ZHONGSHAN HOSPITAL AFFILIATED TO MEDICAL CENTER OF FUDAN UNIVERSITY, LOCATED AT 136 YI XUE YUAN ROAD, SHANGHAI, THE PEOPLES REPUBLIC OF CHINA (PARTY A) WILL BE THE OPERATOR OF THE HOSPITAL AND IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLES REPUBLIC OF CHINA.

PARTY B:

NEUROTECH DEVELOPMENT CORPORATION, A DELAWARE CORPORATION LOCATED AT 45 ORCHARD ST., MANHASSET, NEW YORK, USA, HEREBY REFERRED TO AS PARTY B, WILL CONSTRUCT THE NEW ZHONGSHAN HOSPITAL IN ACCORDANCE WITH THE COMMON BASIS AGREED DURING THE MEETINGS OF APRIL 8TH - 17TH 2000.

1. FOR PROMOTING THE PRESENT MEDICAL CONDITION OF PARTY A THE PROPOSED HOSPITAL FACILITY WILL BE CONSTRUCTED BY PARTY B. THE FACILITY WILL BE BUILT AS A STEEL AND CONCRETE STRUCTURE COMPLETELY COMPLIANT WITH THE INTERNATIONAL BUILDING CODES EARTHQUAKE STANDARD FOR THE YEAR 2000. THE FACILITY SHALL BE FULLY EQUIPPED AS DESCRIBED IN THIS CONTRACT.

2.  THINGS PROVIDED BY PARTY B ON THE APPOINTED SITES OF PARTY A ARE AS FOLLOWS:
                      72,000 SQ. METER TERTIARY HOPSITAL
                      TRAUMA CENTER
                      EXTENDED OUTPATIENT FACILITY
                      DAY SURGERY


                                          SIGN HERE
                                                   ---------------------------
                                               DATE
                                                   ---------------------------

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                         RESEARCH LABORATORIES
                         SURGICAL CENTRE
                         UNDERGROUND PARKING
                         RESIDENCE AS DESCRIBED AND APPROVED IN THE HOSPITAL PLANS AS SUBMITTED IN TRUE COPY FORM ON APR 17TH 2000. THE HOSPITAL WILL FURTHER CONSIST OF THE FOLLOWING IN GENERAL TERMS WITH FINAL MODIFICATION IN YEAR 2 OF CONSTRUCTION FOR THE SPECIFIC EQUIPMENT LIST. ALL DIAGNOSTIC EQUIPMENT IS NEW AND IS SUBJECT TO AVAILABILITY AND IS DIGITAL IN SPECIFICATION. HOSPITAL WILL CONSIST OF:

     ALL DIAGNOSTIC AND LABORATORY EQUIPMENT
     OPERATING ROOM EQUIPMENT
     EMERGENCY ROOM EQUIPMENT
     PHARMACY EQUIPMENT
     ALL PHARMACEUTICALS
     ALL MEDICAL DISPOSABLES
     COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
     MEDICAL RECORDS SYTEMS
     INTENSIVE CARE UNIT (ICU)
     CARDIAC CARE UNIT (CCU)
     RADIOLOGY EQUIPMENT
     SATELLITE COMMUNICATION LINK
     DIGITAL DIAGNOSTIC EQUIPMENT (VARIOUS)
     BEDS
     FIXTURES
     FURNISHING
     OTHERS

     CONSTRUCTION STANDARD                       :   USA
     EQUIPMENT STANDARD                          :   USA
     MANUALS                                     :   CHINESE AND ENGLISH

3.   DEPOSIT

     DEPOSIT REQUIREMENT IS HEREBY WAIVED.

4.   PROCEDURE ORDER OF THE AGREEMENT

     UPON ISSUANCE OF THE FINANCING SCHEDULE NEUROTECH WILL SEND A JOINT BUDGETARY COMMITTEE TO WORK WITH ZHONGSHAN HOSPITAL TO FINALIZE THE TIME SCHEDULES AND ALLOCATIONS THRU THE CREATION OF A "FIRST DRAFT BUDGET". UPON INITIAL PAYMENT BY THE ADMINISTRATOR TO NEUROTECH, AND IN ACCORDANCE WITH THE BUDGETS PUBLISHED BY THE

                                          SIGN HERE
                                                   ---------------------------
                                               DATE
                                                   ---------------------------

     JOINT COMMITTEE OF NEUROTECH AND ZHONGSHAN HOSPITAL, PAYMENTS WILL BE MADE TO THE PARTIES AS DESIGNATED BY THE BUDGET. NEUROTECH WILL SEND A TECHNICAL TEAM TO WORK WITH A TEAM DESIGNATED BY ZHONGSHAN HOSPITAL. IT WILL BE THIS TEAM THAT WILL COMPLETE THE PROPOSED OPERATING RECOMMENDATIONS AND APPROPRIATE HEALTH STUDIES FOR THE FINAL BUDGETS. THIS A TEAM SHALL CONSIST OF ARCHITECTURAL, ENGINEERING AND MEDICAL PERSONNEL.

5.   APPROVALS REQUIRED

     PARTY A AGREES TO ACCEPT THE RECOMMENDATION AND CONFIGURATIONS OF THE JOINT MEDICAL AND ENGINEERING TEAM. PARTY A WILL BE THE APPLICANT OF RECORD FOR ALL GOVERNMENT LICENSES AND TAX EXEMPTION CERTIFICATES.

6.   PAYMENT

     PAYMENTS WILL BE RECEIVED ON AN INSTALLMENT BASIS, AND DISTRIBUTED IN ACCORDANCE WITH THE BUDGETS SET FORTH BY THE JOINT COMMITTEE. THE DISTRIBUTION OF FUNDS WILL ALSO BE REGULATED BY THE FINAL TERMS OF THE FINANCING AGREEMENT.

     IT IS FURTHER UNDERSTOOD AND MUTUALLY AGREED THAT THE TERMS OF THE FINANCING, AS WELL AS CHANGES IN TECHNOLOGY, AND CHANGES IN COST WILL EFFECT THE COMPLETION TIME AND COSTS OF THIS PROJECT.

     ALL PAYMENTS RECEIVED WILL BE FOR CAPITAL EXPENSES WHICH INCLUDE, BUILDING, MACHINERY AND EQUIPMENT, SITE PREPARATION, DIRECT LABOR, INSURANCE, CONTENTS, FURNITURE AND FIXTURES, TRAINING OF PERSONNEL, SUPPLIES ETC.

     FUNDS TO OPERATE THE FACILITY WILL BE PROVIDED BY PARTY A.

7.   DELIVERY TIME

     THERE IS ONLY ONE (1) HOSPITAL THAT IS ZHONGSHAN HOSPITAL AFFILIATED TO MEDICAL CENTER OF FUDAN UNIVERSITY IN THIS CONTRACT. THE CONSTRUCTION OF A COMPLEX FOR EMERGENCY AND OUTPATIENT CARE IN THIS HOSPITAL WILL BE DELIVERED AND OPENED IN ___ MONTHS FROM THE COMMENCEMENT DATE, TARGETED GROUND BREAKING IS NOVEMBER 2000.

                                          SIGN HERE
                                                   ---------------------------
                                               DATE
                                                   ---------------------------

8.   TRAINING

     STAFF TRAINING WILL COMMENCE AT THE BEGINNING OF THE MID-CYCLE OF THE PRODUCTION PROCESS. THE SALARIES, MEALS, COMMUNICATION AND TRAINING FEES OF THE EMPLOYEE ARE THE RESPONSIBILITY OF THE PARTY B. TRAINING WILL TAKE PLACE AT THE UNIVERSITY OF TEXAS, HOUSTON, AND OTHER APPOINTED UNIVERSITIES AND HOSPITALS WITHIN NEUROTECH'S AFFILIATIONS. THERE WILL BE 5 CLASS SHIFTS.

9.   ADMINISTRATOR OF THE PROJECT

     AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 24 MONTHS OF OPERATION AT THE EXPENSE OF THE PARTY B.

10.  FINANCING

     FINANCING IS ARRANGED THROUGH THE WORLD COUNCIL FOR PEOPLES OF THE UNITED NATIONS, INCLUDING INSTALLMENT PROGRAMS PAID TO THE PARTY A FOR THE TURNKEY COMPLETION OF THE PROPOSED FACILITY.

11.  PARTY A PROVIDES:
                    LAND
                    MEMBERS OF JOINT COMMITTEE
                    PRELIMINARY OPERATING PLAN
                    PRELIMINARY CONSTRUCTION PLAN

12.  INVESTMENT FUNDS

     THE EMERGENCY AND OUTPATIENT DEPARTMENT OF THE HOSPITAL FACILITY IS PRICED AT $140,000,000.00 USD INCLUSIVE OF DELIVERY AND INSTALLATION, SITE PREPARATION, CONSTRUCTION, MACHINERY, EQUIPMENT, TRAINING, PHARMACEUTICALS, MEDICAL DISPOSABLES, LABORATORIES, ANCILLARY FIXTURES AND FURNISHINGS, WITH ALL OTHER ITEMS AS DESCRIBED IN THE FINAL TURNKEY OPERATING PLAN. PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PARTY A.

                                          SIGN HERE
                                                   ---------------------------
                                               DATE
                                                   ---------------------------
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THIS AGREEMENT SIGNED BY BOTH REPRESENTATIVES OF PARTY A AND B WILL BE EFFECTIVE
AFTER CHINESE GOVERNMENT APPROVAL. THE AGREEMENT WOULD NOT BE EFFECTIVE BEYOND THE NECESSITY OF THE PARTY A. THIS CONTRACT WILL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLE'S REPUBLIC OF CHINA.



AGREED:


PARTY B:  /s/ Lawrence M. Artz             DATE:    July 6, 2000
        ----------------------                   ---------------
          NEUROTECH CORPORATION                    (as amended)
          NEW YORK, USA
          LAWRENCE M. ARTZ, VICE-PRESIDENT



PARTY A:  /s/Zhang Qunren                  DATE:      JUNE 30, 2000
        -----------------
          ZHONGSHAN HOSPITAL AFFILIATED
          TO MEDICAL CENTER OF FUDAN
          UNIVERSITY
          ZHANG QUNREN,
          VICE EXECUTIVE PROJECT MANAGER



AGENT: :  /s/ Sophia Yao                   DATE:   June 30, 2000
        ----------------                         ---------------
          GRACE FAME INDUSTRIAL, LTD.
          SOPHIA YAO, DIRECTOR